                                                                   EXHIBIT 10.10

                            MIRA MESA BUSINESS PARK

                      STANDARD SINGLE-TENANT CENTER LEASE

                                  ARTICLE ONE

                                  BASIC TERMS


     This Article One contains the Basic Terms of this lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of this Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01 - Date of Lease.  April 8, 1992
     ----------------------------

     Section 1.02 - Landlord. MIRA MESA BUSINESS PARK JOINT VENTURE NO. 326162,
     -----------------------
a Joint Venture

     Address of Landlord:     5897, Oberlin Drive, Suite 204, San Diego, CA
92121

     Section 1.03  - Tenant. APPLIED MICRO CIRCUITS CORPORATION, a California
     ----------------------
Corporation.

     Address of Tenant:    5502 Oberlin Drive, San Diego, CA 92121

     Section 1.04 - Premises.     5502 Oberlin Drive / Lots 12 & 13 of Lusk
     -----------------------
Industrial Park, Unit I, in the City of San Diego, San Diego California, consisting Of 20,771 square feet of office and industrial space, shown on the Site Plan attached hereto as Exhibit "A".

     Section 1.05 - Lease Term. - Six (6) years beginning on April 1, 1992 or
     -------------------------
such other date as specified in this Lease, and ending on March 31, 1998

     Section 1.06 - Permitted Uses. (See Section 5.01) General offices, the
     -----------------------------
Production, assembly and warehousing of semiconductor products and related activities, general manufacturing, and research and development.

     Section 1.07 - Tenant's Guarantor (If none, So State) None.
     ---------------------------------

     Section 1.08 - Initial Security Deposit. (See Section 3.03 and Paragraph
     ----------------------------------------
13.03(c)) Seventeen Thousand Four Hundred Fifty and no/100 Dollars
($ 17,450 00 * ),* on account.

     Section 1.09 - Vehicle Parking Space Allocated to Tenant.   N/A
     --------------------------------------------------------

     Section 1.10 - Rent and Other Charges Payable by Tenant.
     -------------------------------------------------------

          (a)  Base Rent. Twelve Thousand Four Hundred Sixty Two & 60/100
               ---------
Dollars ($12,462.60 ) per month for the first 24 months, as provided in Section 3.01, and shall be increased on the twenty fifth (25th) lease month to $13,501.15 per month for the next 24 months of the Lease Term; and on the forty-ninth lease month to $14,539.70 per month for the remainder of the Lease Term months (the "Adjustment Months") after the Commencement Date.

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          (b)  Other Periodic Payments - (i) Real Property Taxes. (See Section
4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Common Area Expense (See Section 4.05). The initial monthly common area charge is to be based upon estimates by Landlord of monthly operating costs under paragraph (4.05d); and (v) Repairs and Alterations (See Article Six).

     Section 1.11 - Riders.  The following Riders are attached to and made
     ---------------------
a part of this Lease: (If none, so state.) None.

                                   ARTICLE 2

                                  LEASE TERM

     Section 2.01 -  Lease of Premises For Lease Term.  Landlord leases the
     ------------------------------------------------
Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the lease Term is changed under any provision of this lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02 -DELETED
     ---------------------

     Section 2.03 - Early Occupancy.  If Tenant occupies the Premises prior to
     ------------------------------
the Commencement Date, tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease. Early occupancy of the premises, shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04 - Holding Over.  Tenant shall vacate the Premises upon the
     ---------------------------
expiration or earlier termination of this lease. Tenant shall reimburse Landlord for and indemnify Landlord against usual and customary damages recognized by law and incurred by Landlord from any delay by Tenant in vacating the Premises. If Tenant does not vacate the Premises upon the expiration or earlier termination of this Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

                                 ARTICLE THREE

                                   BASE RENT

     Section 3.01 - Time and Manner of Payment.  Upon execution of this Lease,
     -----------------------------------------
Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.10(a) above for the first month of the Lease Term. On the first day of each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. Landlord does hereby grant to Tenant the right to abate the payment of $6,231.30 per month of the Rent which would otherwise be due under the Lease, for the period of six (6) months commencing on April 1, 1992 and ending on September 30, 1992, amounting to the total sun of Thirty-seven Thousand Three Hundred Eighty-seven and 80/100 Dollars ($37,387.80).

     Section 3.02 - Cost of Living Increases. The Base Rent for any option
     ---------------------------------------
period adjusted by way of increase every twenty-four (24) months commencing on the first day of the twenty-fifth (25th) month of the

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option period, shall be in proportion to the increase in the Index which has occurred between the first month of the option period and the first Adjustment Month in which the Base Rent is to be increased, and in the second and succeeding Adjustment Months. in proportion to the increase in the Index which has occurred between the immediately preceding Adjustment Month and the Adjustment Month for which the Base Rent increase is being calculated. Landlord shall notify Tenant of each increase by delivering a written statement setting forth (i) the Index for the first month of the option period, with respect to the first Adjustment Month Base Rent increase, or the Index for the immediately preceding Adjustment Month, with respect to the second and succeeding rental adjustments; (ii) the Index for the Adjustment Month in which the Base Rent is to be increased; (iii) the percentage increase between those two Indices; and
(iv) the new Base Rent amount. The Base Rent shall not be reduced from the last previous adjusted Base Rent by reason of any decrease in the Index Tenant shall pay the new Base Rent from its effective date until the next Adjustment Month. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Date of Lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Date of Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase In the Base Rent unless Tenant objects in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, the substitute index shall be determined in accordance with the rules and regulations of the American Arbitration Association. The cost of such arbitration shall be borne equally by Landlord and Tenant.

     Section 3.03 -DELETED
     ---------------------

     Section 3.04 - Termination: Advance Payments.  Upon termination of this
     --------------------------------------------
Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Premises in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent and any other advance payments made by Tenant to Landlord, and Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's Successor. Notwithstanding the terms contained in this Section 3.04, the Security Deposit shall be applied pursuant to California Civil Code Section 1950.7.

                                 ARTICLE FOUR

                        OTHER CHARGES PAYABLE BY TENANT

     Section 4.01 - Additional Rent.  All charges payable by Tenant other than
     ------------------------------
Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02 - Real Property Taxes.
     -----------------------------------

     (a)  Payment of Taxes.  Tenant shall pay to Landlord the real property
          ----------------
tax on the Premises during the Lease Term. Such tax for any partial year of the Lease Term shall be prorated on a time basis. Landlord shall notify Tenant in writing of the real property taxes and immediately upon receipt of the tax bill furnish Tenant with a copy of the tax bill. Tenant shall pay the real property taxes semi-annually to Landlord not later than thirty (30) days before the taxing authority's delinquency date. Landlord shall

                                       3
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reimburse or credit the account of Tenant for any real property taxes by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay any such taxes, Landlord may pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next monthly payment of rent, together with interest at the rate set forth in Section 4.07 of the Lease. Further, if Tenant fails to pay any such taxes, Landlord may declare that the collection of real property taxes as a portion of the Operating Expenses is to be reinstated pursuant to Paragraphs 4.05(d) and 4.05(e) of the Lease, by delivering to Tenant a revised estimate and bill for Operating Expenses which reflects monthly real property tax installments. Tenant shall retain the right, at its sole cost, to challenge any real property tax on the Premises upon compliance with challenge procedures of the taxing authority imposing the tax, and Landlord shall execute any documents it deems necessary for Tenant to maintain such a challenge.

          (b)  Definition of "Real Property Tax". "Real property tax" means:
               --------------------------------
(i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Premises; (ii) any tax on the Landlord's right to receive, or the receipt of rent or income from the Premises or against Landlord's business of leasing the Premises; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment due to a change in ownership or transfer of all or part of Landlord's interest in the Premises; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real Property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. Real Property Tax shall not include the increased amount of any tax based upon reassessment of the Premises due to a change in ownership or transfer of all or part of Landlord's interest in the Premises occurring during the first sixty (60) months of the Lease Term. Commencing in the 61st month of the Lease Term and continuing until the end of the Lease Term, excluding any extension period, "Real Property Tax" shall include the increased amount of any tax based upon a reassessment of the Premises due to a single change in ownership of transfer of Landlord's interest. Subsequent increases in the amount of the tax due to any additional change in ownership or transfer of interest, occurring from the 61st month through the end of the Lease Term, shall not be included within the meaning of "Real Property Tax"

          (c)  Personal Property Taxes
          ----------------------------

               (i)       Tenant shall pay all taxes charged against trade
                    fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall exercise its best efforts to have personal property taxed separately from the Premises.

               (ii)      If any of Tenant's personal property is taxed with the
                    Premises, Tenant shall pay Landlord the taxes for the personal property in the same manner as provided for the payment of real property taxes in Paragraph 4.02(a), above. Tenant shall retain the right, at its sole cost, to challenge any real property tax on the Premises upon compliance with challenge procedures of the taxing authority imposing the tax, and Landlord shall execute any documents it deems reasonably necessary for Tenant to maintain such a challenge.

     Section 4.03 - Utilities.  Tenant shall pay, directly to the appropriate
     ------------------------
supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises.

     Section 4.04 - Insurance Premiums.
     ---------------------------------

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          (a)  Liability Insurance.  During the Lease Term, Tenant shall
               -------------------
maintain apolicy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord and Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Premises and all common areas. The Initial amount of such insurance shall be at least $3,000,000 combined single limit bodily injury, personal Injury, death and property damage liability per occurrence, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements if applicable, and shall insure Tenant's performance of the provisions of Section 5.04 with respect to indemnification for bodily Injury or property damage. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant may discharge its obligations under this Paragraph by naming Landlord as an additional insured under a policy of comprehensive liability insurance maintained by Tenant and containing the coverage and provisions described in this Paragraph. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Landlord may also elect to maintain, at Landlord's expense, a Landlord's protective liability endorsement with respect to the Premises. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant. Notwithstanding the terms contained in this Paragraph, the requirement that the policy of comprehensive public liability insurance insure Tenant's performance of the indemnity provisions of Sections 5.04(c) and (d) of the Lease, shall not include any obligation on the part of Tenant to maintain a policy insuring Tenant's actual performance of the Lease, including the payment of rent. The coverage requirements of Section 5.04 with respect to the acts and omissions of Tenant shall extend only to such costs, claims and liability as are generally considered to be within the broadest scope of comprehensive public liability insurance.

          (b)  Property Insurance.  During the Lease Term, Landlord shall
               ------------------
maintain at Tenant's expense, as provided in Section 4.04(c), policies of property liability insurance covering loss of or damage to the Premises and all common areas, in an amount not less than eighty percent (80%) of the replacement value of the Premises, to include the building shell (general office and warehouse improvements), landscaping, irrigation, and all other interior and exterior improvements constructed by Landlord. Said Tenant expense shall represent Landlord's cost of maintaining such insurance. Tenant shall have the right to maintain, at its own cost, a separate policy or policies of property damage liability insurance in the amount of the replacement value of all improvements in and to the Premises constructed by Tenant. If Tenant maintains such a separate policy of insurance, Tenant shall be required to name Landlord as an additional insured and to deliver to Landlord a certificate evidencing the existence, amounts and named insureds of such policy or policies. Such policies shall provide standard "all risk" protection as that term is used in the insurance industry, and any other perils which Landlord deems necessary excluding flood and earthquake, unless same are required by the beneficiary of a first trust deed encumbering the Premises. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies. If Tenant maintains a separate policy of insurance, Tenant shall name Landlord, as an additional insured and deliver to Landlord a certificate evidencing the existence, amounts and named insured of such policy or policies. Landlord and Tenant each hereby agree to release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils to be insured against under this Paragraph 4.04(b), and occurring in or about the Premises. Landlord and Tenant shall give notice to the respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          (c)  Payment of Premiums: Insurance Policies:  Tenant shall pay
               ---------------------------------------
  Landlord the amount of the insurance premiums for all policies maintained by Landlord under Paragraph 4.04(b), including the full amount, if any, by which such insurance premiums may increase over the Lease Term, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, the requirement of any lender referred to in Article Eleven (Protection of Lenders), the increased value of the Premises, general rate increases or increases in the amount of insurance carried or the percentage of insured value. Tenant shall pay Landlord the amount of such premium in accordance with Paragraphs 4.05(d) and 4.05(e). If the Lease Term expires before the expiration of the insurance period, Tenant's liability shall be prorated on an annual basis.

          Section 4.05 - Common Area operation.  Use and Expenses.
          -------------------------------------------------------

          (a)  Common Area Defined.  All areas within the exterior boundaries
               -------------------
of the Premises, including without limiting the generality of the foregoing, parking areas, driveways, truckways, delivery passages, loading docks, sidewalks. ramps, landscaped and planted areas, exterior stairways, retaining walls, fences, signs and other areas and improvements provided by Landlord for the use of Tenant and Tenant's employees and invitees, shall be deemed "common areas". Landlord may make changes at any time and from time to time in the size, shape, location, number and extent of the common areas or any of them, so far as necessary for the maintenance and repair of the common, areas or other property owned by Landlord, and without the consent of Tenant so long as such changes do not interfere with Tenant's permitted use of the Premises. No such change shall entitle Tenant to any abatement of rent.

          (b)  Operation and Maintenance of Common Area.
               -----------------------------------------

               (i)       Landlord's Obligation. Landlord agrees to operate,
                         ---------------------
                    maintain and repair during the Lease Term all landscaping and landscape irrigation systems within the common areas.

               (ii)      Tenant's Obligation.  Tenant shall operate, maintain
                         -------------------
                    and repair during the Lease Term all common areas excluding landscaping and landscape irrigation systems. Tenant's obligation shall include general maintenance, repair and replacement, cleaning, lighting, repaving, resurfacing, painting, trash removal, security, fire protection, compliance with the requirements of any federal, state or local government agency regulating the Premises, and contributions to necessary reserves for repair and replacement of portions of the common area which Tenant is required to maintain and repair. Tenant shall perform its obligation to repair and maintain the common area in conformance with (i) the Covenants, Conditions and Restrictions for the Lusk/Mira Mesa Industrial Park, recorded in the Office of the San Diego County Recorder, California, (ii) the Architectural Standards/Association Rules of the Lusk/Mira Mesa Industrial Park Association, a California nonprofit corporation, and (iii) rules and regulations for repair and maintenance of common areas as may be prescribed from time to time by Landlord. In the event that Tenant fails, refuses or neglects to maintain and repair promptly and adequately its obligation as herein specified, Landlord may, but shall not be required to do so, undertake or complete such acts of maintenance, repair and replacement of the common area as Landlord deems necessary, without prior notice and at Tenant's sole cost and expense. At Landlord's option, Tenant shall reimburse Landlord for all costs and expenses of Landlord thereby incurred in either of the following manners: (i) Payment within twenty
                    (20) days after receipt by Tenant from Landlord of a statement setting forth such costs and expenses, or (ii) the estimated monthly cost to Landlord for providing

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                    such maintenance and repair services shall be included as a portion of the Operating Expenses, defined in Paragraph 4.05(d)(i) below, and paid by Tenant pursuant to Paragraph 4.05(e) below. Such costs and expenses shall be deemed to be Additional Rent.

          (a)       Use of Common Areas.  The use and occupancy by Tenant of
                    -------------------
the Premises shall include the use of common areas.

          (b)       Operating Expenses.  Tenant shall pay to Landlord all
                    ------------------
costs and expenses (the "Operating Expenses") incurred by Landlord in the performance of its obligation for the operation, management , repair and maintenance of the Premises (including the common areas) during the Lease Term. Such expenses shall include, without limitation, the following: (i) expenses incurred by Landlord pursuant to Articles Four and Six of this Lease; (ii) expenses incurred by Landlord in connection with the Premises for general landscaping, gardening and irrigation maintenance and repair; (iii) contributions toward any reasonable reserves for repairs and replacements of those portions of the Premises which Landlord is required to maintain and repair under this Lease and the actual, cost of any repair or replacement in excess of the amount of any such reserve therefor; (iv) all charges, surcharges and other levies imposed by, and all costs (whether or not capital in nature) of compliance with the requirements of any federal, state or local government agency regulating the Premises; (v) regular and special assessments levied by the Lusk/Mira Mesa Industrial Park Association against the Premises. Notwithstanding the terms contained in this Paragraph, in no event shall the Common Area expenses increase by more than four percent (4%) per annum, on a cumulative basis, during the Lease Term, as defined in Section 4.05. Landlord shall notify Tenant annually in writing of the collection and application of funds for such reserves described in subparagraph (iii) above.

     (c)       Billing and Payment of Operating Expenses Tenant shall retain
               -----------------------------------------
the right, at its sole cost, to challenge any real property tax on the Premises upon compliance with challenge procedures of the taxing authority imposing the tax, and Landlord shall execute any documents it deems reasonably necessary for Tenant to maintain such a challenge.

     (i)       Notice.  Landlord shall notify Tenant at least annually of the
               ------
          Operating Expenses. The notice shall include a written estimate of Operating Expenses for the coming period, which period shall be for a number of full calendar months not to exceed twelve (12) in number, and shall also include the estimated Operating Expenses for the coming period divided by the number of calendar months in the period, which shall be the amount of each installment which Tenant shall thereafter be required to pay on account of Operating Expenses until Tenant is notified of a different amount.

     (ii)      Time of Payment.  Tenant shall pay to Landlord (without
               ---------------
          demand), on or before the first (1st) day of each calendar month of the Lease Term, Tenant's monthly installment of Operating Expenses as shown on the notice which Tenant has most recently received from Landlord pursuant to subparagraph (i) above or at Landlord's option as actually incurred and billed by Landlord, either in advance or in arrears, from time to time, but not more often than monthly. These item shall be deemed to be Additional Rent and the failure of Tenant to pay any such installment on or before such due date, and without any deduction or offset, shall carry with it the same consequences as Tenant's failure to pay rent under this Lease.

     (iii)     Estimated Operating Expenses.  Until Tenant has received its
               ----------------------------
          first notification from Landlord pursuant to subparagraph (i) above, Tenant shall pay its monthly installments of the initial Common area charge set forth in Article One of this lease.

     (iv)      Annual Adjustment.  Subsequent to the end of each calendar year,
               -----------------
          Landlord shall furnish Tenant with a statement of the actual amount of Operating Expenses for the preceding calendar year. If the total amount paid by Tenant is less than the actual amount due from Tenant, Tenant shall pay to Landlord the difference within twenty (20) days after the date of the statement. Any excess of the amount paid by Tenant aver the actual due from Tenant shall be credited against installments of Operating Expenses thereafter due from Tenant.

     (v)       Revised Estimates.  Nothing contained in this Section shall be
               -----------------
          construed to limit the right of Landlord from time to time during any calendar year to revise its estimates of the Operating Expenses and to
          (i) submit a revised bill to Tenant containing increased monthly installments to be payable by Tenant for the remainder of such period pursuant to this Section; and/or (ii) to bill Tenant for the difference between the aggregate amount of the monthly installments for the preceding months of the period which would have been payable by Tenant hereunder if based upon the revised estimates and the aggregate amount of the monthly installments for the preceding months payable by Tenant on the due date for each such installment. If Landlord elects to proceed pursuant to clause (ii) of the preceding sentence, Tenant shall pay to Landlord the amount shown on any such bill within ten (10) days of Tenant's receipt thereof.

     (vi)      Taxes.  The taxes payable by Tenant to Landlord under this
               -----
          Section and Section 4.02 of this Lease which are levied or assessed for the fiscal tax year in which the Lease Term commenced, or which are levied or assessed for the fiscal tax year in which the lease Term expires, shall be prorated. Landlord shall have the right to notify Tenant of any amount payable by Tenant to Landlord for taxes payable to Landlord in accordance with this Section. Landlord may notify Tenant prior to Landlord's receipt of assessment notices and/or tax statements or bills covering any and all taxes. In the event that the amount of any tax for any fiscal tax year is not known to Landlord at the time of any of Landlord's notices to Tenant, Landlord may estimate the amount and base the notice upon the estimated amount. Landlord and Tenant shall adjust the estimated amount in accordance with the provisions of subparagraph (v) above when the actual amount of the tax is known to Landlord.

     Section 4.06 - Late Charges.  Tenant's failure to pay rent promptly may
     ---------------------------
cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Premises. Therefore, if Landlord does not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to six percent, (6%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07 - Interest on Past Due Obligations.  Any amount owed by Tenant
     -----------------------------------------------
to Landlord which is not paid when due shall bear interest at the maximum rate allowed by law, not to exceed the discount rate of the Federal Reserve Bank of San Francisco, plus five percent (5%), from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease.

                                 ARTICLE FIVE

                                USE OF PREMISES

     Section 5.01 - Permitted Uses.  Tenant may use the Premises only for the
     -----------------------------
Permitted Uses set forth in Section 1.06 above.

     Section 5.02 - Manner of Use.  The Covenants, Conditions and Restrictions
     ----------------------------
of Lusk Industrial Park are attached to, and made a part of, this lease. Tenant shall not cause or permit the Premises to be used in any way which constitutes a violation of any law, ordinance, governmental regulation or order, or any Covenants, Conditions and Restrictions, or any amendment, supplement or restatement thereof, recorded against the real property of which the Premises are a part, which interferes with the rights of tenants of the development of which the Premises are a part, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Premises and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders, covenants, conditions and restrictions of record, and requirements regulating the use by Tenant of the Premises, including the Occupational Safety and Health Act.

     Section 5.03 - Signs and Auctions.  Tenant shall not place any signs on or
     ---------------------------------
about the Premises or common areas without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall not conduct or permit any auctions or sales at the Premises.

     Section 5.04 - Indemnity. Tenant shall indemnify Landlord against and hold
     ------------------------
Landlord harmless from any and all costs, claim or liability arising from: (a) Tenant's use of the Premises; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Premises; (c) any breach or default in the performance of Tenant's obligations under this lease;
(d) any misrepresentation or breach of warranty by Tenant under this lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises arising from any cause, except for any damage to property or injury to persons arising from acts or omissions of Landlord, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct, to the extent not covered by insurance provided under the term of this lease. Landlord shall indemnify Tenant against and hold Tenant harmless from any and all costs, claims or liability arising form the negligent acts or intentional misconduct of Landlord, to the extent not covered by insurance provided under the terms of the Lease. Landlord shall indemnify Tenant against and hold Tenant harmless from any and all costs, claims or liability arising from the negligent acts or intentional misconduct of Landlord, to the extent not covered by
insurance provided under the terms of the lease.   Billing and Payment of
                                                   ----------------------
Operating Expenses.  Tenant shall retain the right, at its sole cost to
-----------------------------------------------------------------------
challenge any real property tax on the Premises upon compliance with challenge
------------------------------------------------------------------------------
procedures of reasonably necessary for Tenant to maintain such a challenge.
---------------------------------------------------------------------------

     Section 5.05 - Landlord's Access.  Landlord or its agents may enter the
     --------------------------------
Premises at all reasonable times to show the Premises to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary, provided that, Tenant has given its consent to such entry, after being given reasonable notice, except in the case of an emergency. Tenant shall not unreasonably withhold its consent. Tenant may refuse entry where such entry would disrupt essential operations. Landlord may also place customary "For Sale" or "For Lease" signs on the Premises which do not unreasonably interfere with Tenant's permitted use of the Premises, upon written approval from Tenant which shall not be unreasonably withheld.

     Section 5.06 - Quiet Possession.  If Tenant pays the rent and complies with
     -------------------------------
all other terms of this lease, Tenant may occupy and enjoy the Premises for the full lease Term, subject to the provisions of this Lease.

                                  ARTICLE SIX

          CONDITION OF PREMISES: MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6. 01 - Existing Conditions.  Tenant accepts the Premises in their
     -----------------------------------
condition as of the execution of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation, as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

     Section 6.02 - Exemption Of Landlord from Liability.  Landlord shall not be
     ---------------------------------------------------
liable for any damage or injury to any person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person, in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires. appliances, plumbing, air conditioning or lighting fixtures or any other cause; or (c) conditions arising in or about the Premises, or from other sources or places. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section
6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct, to the extent not covered by insurance that is provided under the terms of this Lease.

     Section 6.03 - Tenant's Obligations.
     ------------------------------------

          (a) Except for the obligations of Landlord under Paragraph 4.05(b), Tenant shall keep in good order, condition and repair the Premises and every part, structural and nonstructural (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all common areas, driveways, parking areas, truck ways, delivery passages, loading docks, sidewalks, ramps, exterior stairways, retaining walls, fences, signs and other areas and improvements of the Premises.

          (b) If Tenant fails, refuses or neglects to perform its obligations under this Section 6.03, Landlord may, but shall not be required to do so, perform such obligations on Tenant's behalf as Landlord deems necessary to put the Premises in good order, condition and repair, without prior notice and at Tenant's sole cost and expense. At Landlord's option, Tenant shall reimburse Landlord all costs and expenses of landlord thereby incurred in either of the following manners: (i) payment within 20 days after receipt by Tenant from Landlord of a statement setting forth such costs and expenses, or (ii) the estimated monthly cost to Landlord for performing such obligation of Tenant shall be included as a portion of the Operating

Expenses, defined in Paragraph 4.05(d)(i) above, and paid by Tenant pursuant to Paragraph 4.05(e) above. Such costs and expenses shall be deemed to be Additional Rent.

     Section 6.04 - Landlord's Obligations.  Except for the obligations of
     -------------------------------------
Landlord under Paragraph 4.05(b), Article Seven (Damage or Destruction) and Article Eight (Condemnation), it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Premises and the common areas nor the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of the Tenant under Section 6.03 hereof. Tenant, expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of landlord's failure to keep the Premises and the common areas in good order, condition and repair.

     Section 6.05 - Alterations, Additions, Improvements and Repairs.
     ----------------------------------------------------------------

          (a) Tenant shall not make any alterations, additions, improvements or repairs to the Premises without Landlord's prior written consent, except for nonstructural alterations which do not exceed Three Hundred Thousand Dollars ($300,000.00) cumulative total cost over the Lease Term, and which are not visible from the outside of the Premises. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, improvements or repairs constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, improvements and repairs will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, including any improvements undertaken by Tenant prior to the Commencement Date, Tenant shall provide Landlord with "as-built" plans, copies of all construction contracts, and proof of payment for all labor and materials. The parties recognize that substantial interior alterations and improvements will be made from time to time by Tenant during the course of the Lease Term. Landlord shall not unreasonably withhold its consent to such alterations and improvements.

          (b) Tenant shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Premises. Landlord may elect to record and post notices of non-responsibility on the Premises.

     Section 6.06 - Condition upon Termination. Upon the termination of this
     -----------------------------------------
Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements or any portion thereof, other than the original Tenant improvements constructed and to restore the Premises to their prior condition, all at Tenant's expense.
Landlord shall exercise this right to require removal by Tenant upon the earlier of: (a) Landlord's issuance of written consent to make alteration, additional improvements or repairs; (b) if Landlord's consent is not required, thirty (30) days after Tenant's delivery of "as-built" plans to Landlord; or (c) if Landlord's consent is not requested and Tenant fails to provided Landlord with "as-built" plans at any time prior to the termination of the Lease. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's trade fixtures, personal property, machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such trade fixtures, personal property, machinery or equipment.

In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

                                 ARTICLE SEVEN

                             DAMAGE OR DESTRUCTION

     Section 7.01 - Partial Damage to Property.  Tenant shall notify Landlord in
     -----------------------------------------
writing immediately upon the occurrence of any damage to the Premises. For purposes of this Lease, partial damage shall be defined to include destruction of or damage to the Premises, the repair of which would cost 33-1/3% or less of the replacement cost. If the Premises are only partially damaged and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the damage was due to a cause not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect to (a) repair the damage as soon as reasonably possible in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate this Lease.
If Landlord elects to repair the damage and if the damage was due to an act or omission of Tenant, Tenant shall pay Landlord upon demand the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this lease, Tenant way elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and any building in which the Premises are located. Tenant shall pay the cost of such repairs, except that, Landlord shall deliver to Tenant insurance proceeds received by Landlord for the damage repaired by Tenant. Disbursement of insurance proceeds shall be according to the same terms and procedures provided under Section 7.02. Tenant shall give landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Premises occurs during the last six
(6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Premises and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election, within thirty (30) days after receipt of notice of the occurrence of the damage.

     Section 7.02 - Total or Substantial Destruction.  For purposes of this
     -----------------------------------------------
Lease, total or substantial destruction shall be defined to include destruction of or damage to the Premises, the repair of which would cost in excess of 33-1/3% of the replacement cost. If the Premises are totally or substantially destroyed by any cause whatsoever, or if the Premises are in a building which is substantially destroyed (even though the Premises are not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Premises can be rebuilt within one (1) year after the date of destruction, Landlord may elect to rebuild the Premises at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the Premises are totally or substantially destroyed, and Landlord does not elect to rebuild within thirty
(30) days of the occurrence of the destruction and Tenant may elect to continue to Lease in full force and effect, in which case Tenant shall repair any damage to the Premises at Tenant's expense. Tenant shall make its election within thirty (30) days after the date of Landlord's notice. Provided that Landlord gives timely notice to Tenant, as required, of its election not to rebuild, Tenant shall have one (1) year from the date of destruction to complete the rebuilding of the Premises. Disbursement of any insurance proceeds shall be made to Tenant in stages during the course of rebuilding, or in accordance with such other procedure as may be the policy of the insurer, and shall be subject to Landlord's right to demand customary assurances that the work to date has been completed according to plans and specifications, and lien free. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03 - Temporary Reduction of Rent.  If the Premises are partially
     ------------------------------------------
destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, the Base Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent. Except for such possible reduction in Base Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises. If the Premises are totally destroyed and Landlord or Tenant rebuilds pursuant to the provisions of Article 7, the Base Rent payable during the period of destruction of rebuilding shall be reduced according to the degree to which Tenant's use of the Premises is impaired. However, the reduction shall neither exceed the sum of the (1) year's payment of Base Rent nor continue for a period in excess of one (1) year after the date of destruction.

     Section 7.04 - Waiver.  Tenant waives the protection of any statute, code
     ---------------------
or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Premises.

                                 ARTICLE EIGHT

                                 CONDEMNATION

     If all or any portion of the Premises are taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Premises are located, or which is located on the Premises, is taken, either Landlord or Tenant may terminate this Lease as of the date the authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such written notice to the other within ten (10) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Premises. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or, under a deed of trust encumbering the Premises, the amount of its interest in the Premises; and (b) second, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this lease or make such repair at Landlord's expense. Tenant shall be entitled to the amount of any award specifically designated by the condemning authority as compensation for loss or damage to (i) the value of Tenant's right of occupancy of the Premises under the Lease; (ii) Tenant's unamortized leasehold improvements and (iii) depreciation to, and the cost of removal of, Tenant's personal property and fixtures.

                                 ARTICLE NINE

                           ASSIGNMENT AND SUBLETTING

     Section 9.01 - Landlord's Consent Required.  No portion, of the Premises or
     ------------------------------------------
of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord shall grant or withhold its consent as provided in Section 9.04 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent.

     Section 9.02 Tenant's Affiliate.  Tenant may assign this lease or sublease
     -------------------------------
the Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this lease.

     Section 9.03 - No Release of Tenant.  No transfer permitted by this Article
     -----------------------------------
Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this lease, Landlord may proceed directly against the transferee. Landlord, shall obtain Tenant's consent to subsequent assignments of modifications of this lease by Tenant's transferee which consent shall not be unreasonably withheld.

     Section 9.04 Landlord's Election.  Tenant's request for consent to any
     --------------------------------
transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a sublease of the Premises or an assignment of this Lease, to condition its consent on the written agreement of all parties that Landlord shall receive a one-half share of any rent to be paid by the assignee or sub-tenant which is in excess of the rent paid by Tenant under the terms of the Lease. Such one-half share shall be deemed Additional Rent for purposes of the Lease.

     Section 9.05 - No Merger.  No merger shall result from Tenant's sublease of
     ------------------------
the Premises under this Article Nine, Tenant's surrender of this Lease or the termination of this lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

                                  ARTICLE TEN

                              DEFAULTS: REMEDIES

     Section 10.01 - Covenants and Conditions.  Tenant's performance of each of
     ----------------------------------------
Tenant's obligations under this Lease is a option as wall as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02 - Defaults.  Tenant shall be in material default under this
     ------------------------
Lease:

     (a) If Tenant abandons the Premises or if Tenant's vacation of the Premises results in the cancellation of any insurance described in Section 4.04.

     (b) If Tenant fails to pay rent or any other charges required to be paid by Tenant, as and when due, and such failure continues for a period of three (3) days after receipt of written notice from Landlord to Tenant.

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion.

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within ninety (90) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within forty-five (45) days; or (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within forty-five (45) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 10.03 - Remedies.  On the occurrence of any material default by
     ------------------------
Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

          (b) Maintain Tenant's right to possession, in which case this lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

     Section 10.04 - Cumulative Remedies.  Landlord's exercise of any right or
     -----------------------------------
remedy shall not prevent it from exercising any other right or remedy.


                                ARTICLE ELEVEN

                             PROTECTION OF LENDERS

     Section 11.01 - Subordination.  Landlord shall not have the right to
     -----------------------------
subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded subsequent to the date hereof, unless the ground lessor, beneficiary of the Deed of Trust or mortgage agrees that Tenant's right to quiet possession of the Premises during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. The Lease shall be subordinate to the lien of the permanent loan Deed of Trust in favor of the Northwestern Life Insurance Company, Beneficiary, to be recorded against the Premises prior to the Commencement Date of the Lease, and Tenant agrees to execute such customary documents as may be necessary to effect said subordination.

     Section 11.02 - Attornment.  If Landlord's interest in the Premises are
     --------------------------
acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the premises and recognize such transferee or successor as Landlord under this Lease provided that such transferee agrees that Tenant's right to quiet possession of the

Premises during the Lease Term shall not be disturbed if Tenant pays rent and performs all of Tenant's obligations under the Lease and is not otherwise in default.

     Section 11.03 - Signing of Documents.  Tenant shall sign and deliver any
     ------------------------------------
instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within fifteen
(15) business days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04 - Estoppel Certificates.
     --------------------------------------

          (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); ii) that this lease has not been, canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant's certification that Landlord is not in default under the Lease shall be limited to defaults which are known, to the best of Tenant's knowledge, and shall not constitute a waiver of any default by Landlord not known to Tenant. Tenant shall deliver such statement to Landlord within fifteen (15) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively on such statement as true and correct.

          (b) If Tenant does not deliver such statement to Landlord within such fifteen day period, Landlord, and any prospective purchaser or encumbrancer may conclusively presume and rely upon, the following facts: (i) that the term and provisions of this lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one (1) month's Base Rent or other charges have been paid in advance; and (iv) that landlord is not in default under this lease. In such event, Tenant shall be estopped from denying the truth of such facts. The presumption and reliance of a prospective purchaser or encumbrancer that Landlord is not in default under the Lease shall be limited to defaults which are known to the best of Tenant's knowledge.

          (c) Upon Tenant's written request, Landlord shall execute, acknowledge and deliver to Tenant written statement certifying: (i) that none of the terms of the Lease have been changed (or if they have been changed stating how they have been changed); (ii) that the Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges in the time period covered by such payment; and (iv) that, to the best of Landlord's knowledge and without waiving any default not known to Landlord, Tenant is not in default under the Lease (or, if Tenant is claimed to be in default, stating why). Landlord shall deliver such statement to Tenant within fifteen (15) business days after Tenant's request. Tenant may use such statement for whatever purpose it deems appropriate.

          (d) If Landlord does not deliver the statement described above to Tenant within such fifteen-business-day following facts: (i) that the terms and conditions of this Lease have not changed except as otherwise represented by Tenant; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Tenant; and (iii) that, to the best of Landlord's knowledge, Tenant is not in default under the Lease.

     Section 11.05 - Tenant's Financial Condition. Within fifteen (15) business
     --------------------------------------------
days after written request from Landlord, Tenant shall deliver to Landlord Tenant's most recent fiscal year and financial statement or the current annual financial statement of any assignee or subtenant. Tenant shall deliver to any lender designated by Landlord any financial statement required by such lender to facilitate the financing or refinancing of the Premises. Tenant represents and warrants to Landlord that (a) each such financial statement is a true and accurate statement as of the date of such statement. Within fifteen (15) business days from the date hereof, Tenant shall deliver to Landlord a copy of Tenant's most recent quarterly financial report.


                                ARTICLE TWELVE

                                  LEGAL COSTS

     Section 12.01 - Legal Proceedings.  Tenant shall reimburse Landlord, upon
     ---------------------------------
demand for any reasonable attorney fees and costs incurred by Landlord from any claim or litigation for which Landlord is required to retain legal counsel in order to protect its rights as owner of the Premises. Furthermore, if any action for breach or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant;
(b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall
defend Landlord against any such claim or action at Tenant's expense   with
counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse landlord for any legal fees or costs incurred by landlord in any such claim or action.

     Section 12.02 - Landlord's Consent   Tenant shall pay Landlord's reasonable
     ----------------------------------
out of pocket attorney's fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS

     Section  13.01 - Non-Discrimination.  Tenant promises, and it is a
     -----------------------------------
condition to the continuance of this lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof. Tenant shall not be held in default under the Lease for violation of this
Section 13.01 unless a court of competent jurisdiction finds that Tenant has engaged in discrimination and, in addition, Tenant fails to provide reasonable means to remedy past discrimination and to assure that the past discrimination will not continue.

     Section 13.02 - Waiver of Subrogation.  Landlord and Tenant each hereby
     -------------------------------------
waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

     Section 13.03 - Landlord's Liability: Certain Duties.
     ----------------------------------------------------

          (a) As used in this Lease, the term Landlord means only the current owner or owners of the fee title to the Premises or the leasehold estate under a ground lease of the Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the term of this lease. Any Landlord who obtains title or interest from a transferor subject to the obligations of the Lease shall take such title or interest subject to all obligations upon Landlord established under the Lease and shall recognize and fully credit funds prior to any predecessor Landlord or Tenant.

          (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Premises whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (c) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.08 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. if Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other amounts and no trust relationship is created with respect to the Security Deposit.

     Section 13.04 - Severability.  A determination by a court of competent
     ----------------------------
jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this lease, which shall remain in full force and effect.

     Section 13.05 - Interpretation.   The captions of the Articles or Sections
     ------------------------------
of this Lease are to assist the parties in reading this Lease and are not a part of the term or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

     Section 13.06 - Incorporation of Prior Agreements: Modifications.  This
     ----------------------------------------------------------------
Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.07 - Notices.  All notices required or permitted under this
     -----------------------
Lease shall be in writing and shall be personally delivered or sent by certified mail, return-receipt-requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.08 - Waivers.  All waivers must be in writing and signed by the
     -----------------------
waiving party. Landlord's failure to enforce any provision of this lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.09 - No Recordation.  Tenant shall not record this Lease without
     ------------------------------
prior written consent from landlord. However, Landlord and Tenant agree that concurrent with the execution of the Lease, the parties shall execute a "short form" memorandum of this Lease to be recorded within ten (10) days of its execution. The short form memorandum of this lease shall be prepared by the party requesting the recordation, and approved by both parties, which approval shall not be unreasonably withheld.

     Section 13.10 - Binding Effect: Choice of Law.  This Lease binds any party
     ---------------------------------------------
who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interest of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the State of California shall govern this Lease.

     Section 13.11 - Corporate Authority: Partnership Authority.  If Tenant is a
     ----------------------------------------------------------
corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.12 - Joint and Several Liability.  All parties signing this
     -------------------------------------------
lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.13  Force Majeure  If either party to the Lease cannot for a
     -----------------------------
period of up to six (6)months perform any of its obligations due to events beyond its control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events, not to exceed six (6) months for such delay. Events beyond the party's control include, but are not limited to. acts of God, war, civil commotion, labor disputes, strikes, fire, flood, or other casualty, shortage of labor or material, government regulation or restriction and weather conditions. The provisions of this paragraph shall not operate to excuse Tenant from prompt payment of rent as required under the terms of the Lease. If such delay shall continue for a period in excess of six (6) months, then Tenant may terminate the Lease if such delay shall constitute a substantial interference with Tenant's right to quiet possession of the Premises, and Landlord may terminate the Lease if such delay prevents the performance of Tenant's obligations under the Lease.

     Section 13.14 - Title Insurance.  Tenant shall have the right to request
     -------------------------------
and receive, at Tenant's sole cost, a leasehold policy of title insurance from Title Insurance and Trust Company, insuring Tenant's leasehold as of the Commencement Date in a manner approved by Tenant. If requested by Tenant at the time of the execution of the Lease, and at Tenant's sole cost, Landlord shall request that a preliminary title report on the Premises be immediately delivered to Tenant by Title Insurance and Trust Company.


                               ARTICLE FOURTEEN

                             HAZARDOUS SUBSTANCES

     Section 14.01 - Hazardous Substances The term "Hazardous Substance(s)" as
     ------------------------------------
used in the Lease, is defined as follows: Any element, compound, mixture, solution, particle or substance, which presents danger or potential danger for damage or injury to health, welfare or to the environment including, but not limited to:

          (a) Those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic; and

          (b) Those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the Environment by any federal, municipal, state, county or other governmental or quasi-governmental authority and/or any department or agency thereof.

     Section 14.02 - Tenant's Indemnity Obligations.  Tenant represents and
     ----------------------------------------------
warrants to Landlord that at all times during the term of the Lease and any extensions or renewals thereof, Tenant shall:

          (a) Promptly comply, at Tenant's own cost and expense, with all laws, orders, rules, regulations, certificates of occupancy, or other requirements, as the same now exist or may hereafter be enacted, amended or promulgated, of any federal, municipal, state, county or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the manufacturing, processing, distributing, using, producing, treating, storing (above or below ground level), disposing of Hazardous Substance(s) by Tenant or its agents and employees on or about the Premises;

          (b) Indemnify and hold landlord, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord as a result of (i) Tenant's failure or unreasonable delay in properly complying with such law, order, rule, regulation, certificate of occupancy or other requirement referred to in Section 14.02(a) above, or (ii) any adverse effect which results from the presence of any Hazardous Substance(s) in or about the Premises, where Tenant or Tenant's agents, employees, contractors, subtenants or lease assignees, with or without Tenant's consent has caused, either intentionally or unintentionally, Hazardous Substance(s) to be released, discharged, emitted, or disposed of on or about the Premises in violation of applicable law. If any action or proceeding is brought against Landlord, Landlord's agents or employees by reason of any such claim, Tenant, upon notice from Landlord, will defend such claim at Tenant's expense with counsel reasonably satisfactory to Landlord. This indemnification by Tenant of Landlord shall survive the termination of the lease;

          (c) Promptly disclose to Landlord by delivering, in the manner prescribed for delivery of notice in the Lease, a copy of any forms, submissions, notices, reports, or other written documentation ("Communications") alleging that the Premises are contaminated by a Hazardous Substance(s) in or about the Premises, whether such communications are delivered to Tenant or are requested of Tenant by any federal, municipal, state, county or other government or quasi-governmental authority and/or any department or agency thereof; and

          (d) Notwithstanding any other provisions of the Lease, (i) allow Landlord, and Landlord's agents, access and the right to enter and inspect the Premises for the presence of any Hazardous Substance(s), at any reasonable time and in a reasonable manner so as not to distract Tenant's enjoyment of the premises and after reasonable notice to Tenant; and (ii) in the event a release of Hazardous Substance(s) occurs on or affects the Premises, Tenant shall Permit Landlord or Landlord's agents to enter the Premises at a reasonable time and in a reasonable manner so as not to distract Tenant's enjoyment of the premises and after reasonable notice to Tenant, to inspect, monitor, take emergency or long term remedial action, discharge Tenant's obligations hereunder if Tenant has failed to do so, or take any other action to restore the Premises to its original condition.

          (e) If all or any portion of the Premises should become unsuitable for Tenant's use as a consequence of the presence of any Hazardous Substance not released, emitted or discharged to the Premises by Tenant or its agents, employees or contractors, then Tenant shall be entitled to an abatement of all Rent and additional Rent payable hereunder to the extent of the interference with Tenant's use of the Premises occasioned thereby and, if such interference cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Tenant's intended use within (one hundred twenty (120) days following the occurrence of such event, then Tenant also shall be entitled to terminate this Lease by delivery of written notice of termination to Landlord within thirty (30) days following the date on which the Premises becomes unsuitable for Tenant's use as provided above.

     Compliance by Tenant with any provision of this Section 14.02 shall not be deemed a waiver of any other provision hereof. Without limiting the foregoing, Landlord's consent to the Presence of any Hazardous Substance(s) shall not relieve Tenant of its indemnity obligations under the term of this Section 14.02.


                                  ARTICLE 15

                            FIRST OPTION TO EXTEND

     Tenant shall have the right to extend the Lease immediately upon the expiration of the Lease Term as set forth herein, provided that Tenant has not at any time during the Lease Term been in default of any obligation for the payment of rent under the Lease or committed any act or omission to act constituting a material breach of the Lease. The extension shall be for a period of five (5) years, and hereinafter referred to as the "First Option Period." Tenant shall give written notice of exercise of the option ("Option Notice") to Landlord no earlier than one hundred and twenty (120) days and no later than ninety (90) days prior to the expiration of the Lease Term ("Notice Period"). If Tenant fails to exercise this option to extend during the Notice Period, Tenant's option to extend shall be deemed to be extinguished upon the expiration of the Notice Period.